                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re:  BRM Holdings, Inc., et al.                     Case Number:  01-646(PJW)
----------------------------------            Reporting Period: August 26, 2001-
         Debtors                                              September 29, 2001


                            MONTHLY OPERATING REPORT
                            ------------------------
                File with Court and submit copy to United States
                   Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                         FORM NO.    DOCUMENT ATTACHED       EXPLANATION ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR - 1                 X               Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
   Bank Reconciliation (or copies of debtor's bank reconciliation's)     MOR-1 (CONT)                          See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
   Copies of Bank Statements                                                                                   See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
   Cash disbursements journal                                                                    X               Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                  MOR - 2                 X               Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                            MOR - 3                 X               Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                             MOR - 4                 X               Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
   Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
   Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                     MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
   Listing of aged accounts payable                                                              X               Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                             MOR - 5                 X               Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                     MOR - 5                 X               Exhibit H
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


 /s/ Kevin J. Thimjon                                 11/5/01
-----------------------------------           ------------------------
Signature of Debtor                                     Date


-----------------------------------           ------------------------
Signature of Joint Debtor                               Date

 /s/ Kevin J. Thimjon                                 11/5/01
-----------------------------------           ------------------------
Signature of Authorized Individual*                     Date


Kevin J. Thimjon                              Chief Restructuring Officer
-----------------------------------          -----------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
        REQUIREMENTS FOR THE PERIOD AUGUST 26, 2001 TO SEPTEMBER 29, 2001

In Re:          BRM HOLDINGS, INC.                       Case No. 01-00646 (PJW)
       ------------------------------------                       --------------
                     Debtor



            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER, OF BRM HOLDINGS, INC. NAMED AS

DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE REVIEWED

THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S CASH

DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY

KNOWLEDGE, INFORMATION AND BELIEF.


DATE:     11/5/01                 SIGNATURE:     /s/ Kevin J. Thimjon
     --------------------                     -------------------------------

                                   Kevin J. Thimjon, Chief Restructuring Officer
                                  ----------------------------------------------
                                         (PRINT OR TYPE NAME OF INDIVIDUAL
                                           SIGNING ON BEHALF OF DEBTOR)

THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

EXHIBIT A

-----------------------------------------------------------------------------------------------------------------------------------
BRM HOLDINGS, INC.
MONTHLY CASHFLOW - SEPTEMBER 2001
(000'S)
                                                                                                                           TOTAL
                                                              WEEK 1      WEEK 2      WEEK 3      WEEK 4      WEEK 5       SEP-01
                                                              ------      ------      ------      -------     -------      ------
                                                              ACTUAL      ACTUAL      ACTUAL      ACTUAL       ACTUAL      ACTUAL
-----------------------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
    Operating Receipts                                             9         570          96          238          -          913
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                                  9         570          96          238          -          913
-----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
    Net Operating Disbursements                                  347          74       1,144        1,599         70        3,234
    Payroll and Payroll Taxes & Employee Benefits                118          56           -          143         36          353
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                                    465         130       1,144        1,742        106        3,587
-----------------------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                                    (456)        440      (1,048)      (1,504)      (106)      (2,674)
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT B

BRM HOLDINGS, INC.
SUMMARY OF CASH DISBURSEMENTS - SEPTEMBER 2001

                                                                                                               TOTAL CASH
                                   LEGAL ENTITY NAME                         LEGAL ENTITY CODE                 DISBURSEMENT
              ------------------------------------------------------------   -------------------------    -----------------------
      1       Bindery Systems, Inc.                                          BDSI                                       -
      2       Central Texas Office Products, Inc.                            CTOP                                       -
      3       Dulworth Office Furniture Company                              DULW                                       -
      4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                                       -
      5       Interiors Acquisition Corporation                              INAC                                       -
      6       Kentwood Office Furniture, Inc.                                KOFI                                       -
      7       KOF-CT Acquisition Corporation                                 KOFA                                       -
      8       McWhorter's, Inc.                                              MCWT                                  59,734.90
      9       Modern Food Systems, Inc.                                      MFSI                                       -
     10       Modern Vending, Inc.                                           MVNI                                       -
     11       OE Acquisition Corporation                                     OEAC                                       -
     12       ReWork Acquisition Corporation                                 RWAC                                       -
     13       Sletten Vending Service, Inc.                                  SVSI                                       -
     14       The Systems House, Inc.                                        TSHI                                       -
     15       US Office Products Company                                     USOP                               3,587,085.03
     16       US Office Products, Chicago District, LLC                      OPCD                                       -
     17       US Office Products, Colorado District, LLC                     OPCO                                       -
     18       US Office Products, Florida District, LLC                      OPFL                                       -
     19       US Office Products, Georgia District, LLC                      OPGA                                       -
     20       US Office Products, Mid-Atlantic District, LLC                 OPMA                                       -
     21       US Office Products, Mid-South District, LLC                    OPMS                                       -
     22       US Office Products, North Atlantic District, Inc.              OPNA                                       -
     23       US Office Products, Northwest District, LLC                    OPNW                                       -
     24       US Office Products, South Central District, Inc.               OPSC                                       -
     25       USOP Holding Co. of Mexico, Inc.                               UHCM                                       -
     26       USOP Merchandising Company                                     OPMC                                       -
     27       USOPN, Inc.                                                    OPNI                                       -
     28       Vend-Rite Service Corporation                                  VRSC                                       -
                                                                                                          -----------------------
                                TOTAL CASH DISBURSEMENT                                                         3,646,819.93
                                                                                                          =======================

Note: Revenue was used to allocate certain disbursements, including but not limited to, payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.


                                     1 of 1

EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                  FOR THE FIVE WEEKS ENDED SEPTEMBER 29, 2001
                                ($'S THOUSANDS)

                                                                 USOP-NA     US REFRESH    MCWHORTERS    USOP PARENT     TOTAL
                                                                 -------     ----------    ----------    -----------     -----
Net Revenues                                                     $    -      $      -      $       -     $        -     $     -
Cost of Revenues                                                      -             -              -              -           -
                                                                 --------------------------------------------------------------
     Gross Profit                                                     -             -              -              -           -

Selling, General & Admin. Expenses                                    -             -             64          2,968       3,032
Amortization Expense                                                  -             -              -              -           -
Impaired asset write-offs                                             -                                           -           -
Operating Restructuring Costs                                         -             -              -              -           -
                                                                 --------------------------------------------------------------
     Operating Income (Loss)                                          -             -           (64)        (2,968)      (3,032)
                                                                 --------------------------------------------------------------
Other (Income)/Expense:
     Interest (Income)/Expense                                        -             -              -           (71)         (71)
     Unrealized Foreign Currency transaction (Gain) Loss              -             -              -              -           -
     Equity in loss of affiliates                                     -             -              -              -           -
     (Gain)/loss on closure of business                               -             -            208            324         532
     Other (income)/expense                                           -             -           (14)              -         (14)
                                                                 --------------------------------------------------------------
          Total Other (Income)/Expense                                -             -            194            253         447
                                                                 --------------------------------------------------------------
Income (Loss) before provision for Income Taxes                       -             -          (258)        (3,221)      (3,479)

Provision for (benefit from) income taxes                             -             -              -              -           -
                                                                 --------------------------------------------------------------
Net Income (Loss) Before Extraordinary Items                     $    -      $      -      $   (258)     $  (3,221)     $(3,479)
                                                                 ==============================================================

EXHIBIT D

                                US OFFICE PRODUCTS
                                  BALANCE SHEET
                                SEPTEMBER 29, 2001

                                                    USOP - NA    US REFRESH   MCWHORTERS   USOP PARENT     USOP ELIMS    TOTAL
                                                    ---------    ----------   ----------   -----------     ----------    -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                        $      -     $      -     $   3,031    $   33,775      $        -    $   36,806
     Accounts Receivable, net                              -            -            71             -               -            71
     Inventory, net                                        -            -             -             -               -             -
     Prepaid expenses and other current assets         9,742            -            36        20,025               -        29,803
                                                    -------------------------------------------------------------------------------
          Total Current Assets                         9,742            -         3,138        53,800               -        66,680

     Property & Equipment, net                             -            -             -             -               -             -
     Intangible Assets, net                                -            -             -             -               -             -
     I/C Receivable from non-debtor entities               -            -             -             -               -             -
     Other Assets                                    425,082            -             -        18,497        (425,082)       18,497
                                                    -------------------------------------------------------------------------------
TOTAL ASSETS                                        $434,824     $      -     $   3,138    $   72,297    $   (425,082)   $   85,177
                                                    ===============================================================================

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                               $ 35,633     $  3,148     $   3,209    $      191    $          -    $   42,181
     Accrued Compensation                                  -            -             -             -               -             -
     Other accrued liabilities                         5,961            -             -        10,380               -        16,341
     I/C Payables/(Receivables)                            -            -           750         (750)               -             -
     I/C with non-debtor entities                          -            -             -             -               -             -
     Bank Debt                                             -            -             -       380,481               -       380,481
     2003 Notes                                            -            -             -         4,144               -         4,144
     2008 Notes                                            -            -             -       361,813               -       361,813
     Other Liabilities                                 2,432            -             -             -               -         2,432
                                                    -------------------------------------------------------------------------------
Total Pre-Petition Liabilities                        44,026        3,148         3,959       756,259               -       807,392
                                                    -------------------------------------------------------------------------------

Post Petition Liabilities
     Accounts Payable                                      -            -             -           192               -           192
     Accrued Compensation                                  -            -             -             -               -             -
     I/C Payables/(Receivables)                            -            -         4,155       (4,155)               -             -
     Other accrued liabilities                             -            -             -         9,989               -         9,989
     Other Liabilities                                     -            -             -             -               -             -
                                                    -------------------------------------------------------------------------------
Total Post-Petition Liabilities                            -            -         4,155         6,026               -        10,181
                                                    -------------------------------------------------------------------------------
Total Liabilities                                     44,026        3,148         8,114       762,285               -       817,573

   Total Stockholders' Equity                        390,798      (3,148)        (4,976)     (689,988)       (425,082)     (732,396)
                                                    -------------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY        $434,824     $      -     $   3,138    $   72,297      $ (425,082)    $  85,177
                                                    ===============================================================================

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al.                     Case Number:  01-646 (PJW)
---------------------------------             Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001


                          SUMMARY OF POSTPETITION TAXES

MCWHORTERS

---------------------------------------------------------------------------------------------------------------------------------
                                BEGINNING TAX     AMOUNT WITHHELD OR      AMOUNT PAID     DATE PAID     CHECK NO.      ENDING TAX
                                 LIABILITY             ACCRUED                                           OR EFT        LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                     $        -            5,344.93                5,344.93    8/31, 9/21 &    ADP DEBIT    $    -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                          -              181.18                  181.18    8/31, 9/21 &    ADP DEBIT         -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                         181.19                  181.19    8/31, 9/21 &    ADP DEBIT         -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                             -                   -                     -                                        -
---------------------------------------------------------------------------------------------------------------------------------
Income                                   -                   -                     -                                        -
---------------------------------------------------------------------------------------------------------------------------------
Other:                                   -                   -                     -                                        -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES          $        -        $   5,707.30             $   5,707.30                                $    -
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                     $        -        $   1,720.83             $   1,720.83   8/31, 9/21 &    ADP DEBIT    $    -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                                                       -
---------------------------------------------------------------------------------------------------------------------------------
Excise                                   -                   -                     -                                        -
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                             -                                                                                  -
---------------------------------------------------------------------------------------------------------------------------------
Real Property                            -                   -                     -                                        -
---------------------------------------------------------------------------------------------------------------------------------
Personal Property                11,255.00         (11,255.00)                     -                                        -
---------------------------------------------------------------------------------------------------------------------------------
Other:                                   -            (113.53)                 (113.53)      8/31         ADP DEBIT         -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL        $11,255.00        $ (9,647.70)             $  1,607.30                                 $    -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $11,255.00        $ (3,940.40)             $  7,314.60                                 $    -
---------------------------------------------------------------------------------------------------------------------------------

                                            1 of 1

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al                        Case Number 01-646 (PJW)
--------------------------------              Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001


                          SUMMARY OF POSTPETITION TAXES

USOP-PARENT

---------------------------------------------------------------------------------------------------------------------------------
                                BEGINNING TAX     AMOUNT WITHHELD OR      AMOUNT PAID     DATE PAID     CHECK NO.      ENDING TAX
                                 LIABILITY             ACCRUED                                           OR EFT        LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                     $       -         $        45,852.42       $45,852.42     09/7, 09/21 &   ADP DEBIT    $    -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                         -                   5,556.05         5,556.05     09/7, 09/21 &   ADP DEBIT         -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                                                           09/7, 09/21 &   ADP DEBIT
                                        -                   5,556.06         5,556.06       9/28                            -
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                            -                      36.61            36.61       09/7          ADP DEBIT         -
---------------------------------------------------------------------------------------------------------------------------------
Income                                  -                          -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
Other:                                  -                          -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES          $       -         $        57,001.14      $ 57,001.14                                  $    -
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                     $       -         $        12,223.27      $ 12,223.27     09/7, 09/21 &   ADP DEBIT    $    -
                                                                                            9/28
---------------------------------------------------------------------------------------------------------------------------------
Sales                                   -                        -                -                                         -
---------------------------------------------------------------------------------------------------------------------------------
Excise                                  -                        -                -                                         -
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                            -                   105.22             105.22     09/7 & 09/21    ADP DEBIT         -
---------------------------------------------------------------------------------------------------------------------------------
Real Property                           -                        -                -                                         -
---------------------------------------------------------------------------------------------------------------------------------
Personal Property                       -                        -                -                                         -
---------------------------------------------------------------------------------------------------------------------------------
Other:                                  -                        -                -                                         -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL        $       -         $      12,328.49         $12,328.49                                  $    -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $       -         $      69,329.63         $69,329.63                                  $    -
---------------------------------------------------------------------------------------------------------------------------------

                                            1 of 1

EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al                        Case Number 01-646 (PJW)
--------------------------------              Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001

                        LISTING OF AGED ACCOUNTS PAYABLE

---------------------------------------------------------------------------------------------------------------------------
                                     CURRENT           31 - 60           61 - 90            OVER 90              TOTAL
---------------------------------------------------------------------------------------------------------------------------
USOP-Parent                          192,003.00                                                                 192,003.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE              $192,003.00        $     -           $    -              $    -           $ 192,003.00
---------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                            1 of 1

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al                        Case Number 01-646 (PJW)
--------------------------------              Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


              MCWHORTERS

              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period                $ 90,136.00
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                                     -
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                              (18,675.00)
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                      $ 71,461.00
              ---------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                     $  -
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                       -
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                       -
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                         71,461.00
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                            71,461.00
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                             -
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                           $71,461.00
              ---------------------------------------------------------------------------------------------------

                                            1 of 1

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al                        Case Number 01-646 (PJW)
--------------------------------              Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

              USOP-PARENT

              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period                  $  -
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                                     -
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                                  -
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                        $  -
              ---------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------------

              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                     $  -
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                       -
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                       -
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                           -
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                              -
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                             -
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                           $  -
              ---------------------------------------------------------------------------------------------------

                                            1 of 1

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al                        Case Number  01-646(PJW)
--------------------------------              Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001


                              DEBTOR QUESTIONNAIRE


MCWHORTERS

--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this           X
reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession X account this reporting period? If yes, provide an explanation
below. *                                                                                                              X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.    X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in
effect?  If no, provide an explanation below.                                                     X
--------------------------------------------------------------------------------------------------------------------------------

The assets of McWhorters are being sold through a court approved agency agreement with Hilco.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursement accounts, (II) Continued use of existing cash management system, (III) Continued use of existing business forms, and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash management system in conjunction with the DIP Disbursement Accounts.

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: BRM Holdings, Inc., et al                        Case Number 01-646 (PJW)
--------------------------------              Reporting Period: August 26, 2001-
           Debtors                                            September 29, 2001


                              DEBTOR QUESTIONNAIRE

USOP-PARENT

--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period?  If yes, provide an explanation below.                                                             X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below. *                                                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
below.                                                                                            X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages
in effect?  If no, provide an explanation below.                                                  X
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursement accounts, (II) Continued use of existing cash management system, (III) Continued use of existing business forms, and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash management system in conjunction with the DIP Disbursement Accounts.

                                       Page 1 of 1